Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                             WACHOVIA BALANCED FUND
                                (CLASS A SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 69 2


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA BALANCED FUND (CLASS A SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                        Countersigned: Federated Shareholder   Services Company
                        (Pittsburgh)   Transfer Agent
                        By:
                        Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                             WACHOVIA BALANCED FUND
                                (CLASS B SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 71 8


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA BALANCED FUND (CLASS B SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                          Countersigned: Federated Shareholder  Services Company
                          (Pittsburgh)   Transfer Agent
                          By:
                          Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                              WACHOVIA EQUITY FUND
                                (CLASS A SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 73 4


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA EQUITY FUND (CLASS A SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                  Countersigned: Federated Shareholder   Services Company
                  (Pittsburgh)   Transfer Agent
                  By:
                  Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                              WACHOVIA EQUITY FUND
                                (CLASS B SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 74 2


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA EQUITY FUND (CLASS B SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


             Countersigned: Federated Shareholder   Services Company
             (Pittsburgh)   Transfer Agent
             By:
             Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                           WACHOVIA EQUITY INDEX FUND
                                (CLASS A SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 76 7


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA EQUITY INDEX FUND (CLASS A SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                        Countersigned: Federated Shareholder   Services Company
                        (Pittsburgh)   Transfer Agent
                        By:
                        Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                           WACHOVIA FIXED INCOME FUND
                                (CLASS A SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 78 3


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA FIXED INCOME FUND (CLASS A SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                     Countersigned: Federated Shareholder   Services Company
                     (Pittsburgh)   Transfer Agent
                     By:
                     Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                           WACHOVIA FIXED INCOME FUND
                                (CLASS B SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 79 1


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA FIXED INCOME FUND (CLASS B SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                    Countersigned: Federated Shareholder   Services Company
                    (Pittsburgh)   Transfer Agent
                    By:
                    Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                          WACHOVIA SPECIAL VALUES FUND
                                (CLASS A SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 84 1


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA SPECIAL VALUES FUND (CLASS A SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                      Countersigned: Federated Shareholder   Services Company
                      (Pittsburgh)   Transfer Agent
                      By:
                      Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                      WACHOVIA SHORT-TERM FIXED INCOME FUND
                                (CLASS A SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 86 6


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA SHORT-TERM FIXED INCOME FUND (CLASS A SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                      Countersigned: Federated Shareholder   Services Company
                      (Pittsburgh)   Transfer Agent
                      By:
                      Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                           WACHOVIA MONEY MARKET FUND
                               (INVESTMENT SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 20 5


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA MONEY MARKET FUND (INVESTMENT SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                Countersigned: Federated Shareholder   Services Company
                (Pittsburgh)   Transfer Agent
                By:
                Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                       WACHOVIA TAX-FREE MONEY MARKET FUND
                               (INVESTMENT SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 40 3


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA TAX-FREE MONEY MARKET FUND (INVESTMENT SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                    Countersigned: Federated Shareholder   Services Company
                    (Pittsburgh)   Transfer Agent
                    By:
                    Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                    WACHOVIA U.S. TREASURY MONEY MARKET FUND
                               (INVESTMENT SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 82 5


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA U.S. TREASURY MONEY MARKET FUND (INVESTMENT SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                     Countersigned: Federated Shareholder   Services Company
                     (Pittsburgh)   Transfer Agent
                     By:
                     Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                        WACHOVIA QUANTITATIVE EQUITY FUND
                                (CLASS A SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 80 9


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA QUANTITATIVE EQUITY FUND (CLASS A SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                       Countersigned: Federated Shareholder   Services Company
                       (Pittsburgh)   Transfer Agent
                       By:
                       Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                        WACHOVIA QUANTITATIVE EQUITY FUND
                                (CLASS B SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 88 2


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA QUANTITATIVE EQUITY FUND (CLASS B SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


             Countersigned: Federated Shareholder   Services Company
             (Pittsburgh)   Transfer Agent
             By:
             Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                                          Exhibit 4 under Form N-1A
                                          Exhibit 4 under Item 601/Reg. S-K

                               THE WACHOVIA FUNDS
                         WACHOVIA EMERGING MARKETS FUND
                                (CLASS A SHARES)

Number                                                               Shares
-----                                                                 -----

   Account No.             Alpha Code                  See Reverse Side For
                                                        Certain Definitions



THIS IS TO CERTIFY THAT                                     is the owner of





                                                          CUSIP 929901 60 1


Fully Paid and Non-Assessable Shares of Beneficial Interest of the WACHOVIA EMERGING MARKETS FUND (CLASS A SHARES) Portfolio of THE WACHOVIA FUNDS hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereto, all of which the holder by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its seal.




Dated:                        THE WACHOVIA FUNDS
                                 Corporate Seal
                                                                    1991
                                  Massachusetts



/s/  John W. McGonigle                                 /s/ Peter J. Germain
     President & Treasurer                                        Secretary


                 Countersigned: Federated Shareholder   Services Company
                 (Pittsburgh)   Transfer Agent
                 By:
                 Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian... TEN ENT - as tenants by the entireties (Cust) (Minors) JT TEN - as joint tenants with right of under Uniform Gifts to Minors
          survivorship and not as tenants   Act.............................
          in common                         (State)

      Additional abbreviations may also be used though not in the above list.

      For value received__________ hereby sell, assign, and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                    NOTICE:______________________________
                                    The signature to this assignment must
                                    correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


All persons dealing with THE WACHOVIA FUNDS, a Massachusetts business trust, must look solely to the Trust property for the enforcement of any claim against the Trust, as the Trustees, officers, agents or shareholders of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.
                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an GREY one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C. The cusip number in the middle right-hand area of the page is boxed.

D. The Massachusetts corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.